                                AMENDMENT NO. 11

                                       TO

                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                (CLASS B SHARES)

      The Amended and Restated Master Distribution Agreement (Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A-1 and Schedule A-2 to the Agreement (each individually referred to as the "Fund", or collectively, the "Funds"), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A-1 and Schedule A-2 to the Agreement (each, a "Portfolio"), with respect to the Class B Shares (the "Shares") of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor"), is hereby amended as follows:

      WHEREAS, the parties desire to amend the Agreement to rename each INVESCO Fund by replacing "INVESCO" with "AIM" and further to the change the name of INVESCO Core Equity Fund to AIM Core Stock Fund and INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund;

            1. Schedule A-1 and Schedule A-2 to the Agreement are hereby deleted in their entirety and replaced with Schedule A-1 and Schedule A-2 attached to this amendment.

      All other terms and provisions of the Agreement not amended hereby shall remain in full force and effect.

Dated: October 15, 2004

                                          EACH FUND LISTED ON SCHEDULE A-1 ON
                                          BEHALF OF THE SHARES OF EACH PORTFOLIO
                                          LISTED ON SCHEDULE A-1

                                          By: /s/ Robert H. Graham
                                             -----------------------------------
                                                Name: Robert H. Graham
                                                Title: President

                                          EACH FUND LISTED ON SCHEDULE A-2 ON
                                          BEHALF OF THE SHARES OF EACH PORTFOLIO
                                          LISTED ON SCHEDULE A-2

                                          By: /s/ Robert H. Graham
                                             -----------------------------------
                                                Name: Robert H. Graham
                                                Title: President


                                          A I M DISTRIBUTORS, INC.

                                          By: /s/ Gene Needles
                                             -----------------------------------
                                                Name: Gene Needles
                                                Title: President

                                  SCHEDULE A-1
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                (CLASS B SHARES)


      AIM EQUITY FUNDS

      PORTFOLIOS

      AIM Aggressive Growth Fund
      AIM Blue Chip Fund
      AIM Capital Development Fund
      AIM Charter Fund
      AIM Constellation Fund
      AIM Core Strategies Fund
      AIM Dent Demographic Trends Fund
      AIM Diversified Dividend Fund
      AIM Emerging Growth Fund
      AIM Large Cap Basic Value Fund
      AIM Large Cap Growth Fund
      AIM Mid Cap Growth Fund
      AIM Select Basic Value
      AIM U.S. Growth Fund
      AIM Weingarten Fund

      AIM FUNDS GROUP

      PORTFOLIOS

      AIM Balanced Fund
      AIM Basic Balanced Fund
      AIM European Small Company Fund
      AIM Global Value Fund
      AIM International Emerging Growth Fund
      AIM Mid Cap Basic Value Fund
      AIM Premier Equity Fund
      AIM Select Equity Fund
      AIM Small Cap Equity Fund

      AIM GROWTH SERIES

      PORTFOLIOS

      AIM Aggressive Allocation Fund
      AIM Basic Value Fund
      AIM Conservative Allocation Fund
      AIM Mid Cap Core Equity Fund
      AIM Moderate Allocation Fund
      AIM Small Cap Growth Fund
      AIM Global Equity Fund

      AIM INTERNATIONAL MUTUAL FUNDS

      PORTFOLIOS

      AIM Asia Pacific Growth Fund
      AIM European Growth Fund
      AIM Global Aggressive Growth Fund
      AIM Global Growth Fund
      AIM International Core Equity Fund
      AIM International Growth Fund

      AIM INVESTMENT FUNDS

      PORTFOLIOS

      AIM Developing Markets Fund
      AIM Global Health Care Fund
      AIM Libra Fund
      AIM Trimark Fund
      AIM Trimark Endeavor Fund
      AIM Trimark Small Companies Fund

      AIM INVESTMENT SECURITIES FUNDS

      PORTFOLIOS

      AIM High Yield Fund
      AIM Income Fund
      AIM Intermediate Government Fund
      AIM Money Market Fund
      AIM Municipal Bond Fund
      AIM Total Return Bond Fund
      AIM Real Estate Fund

      AIM SPECIAL OPPORTUNITIES FUNDS

      PORTFOLIOS

      AIM Opportunities I Fund
      AIM Opportunities II Fund
      AIM Opportunities III Fund

      AIM TAX-EXEMPT FUNDS

      PORTFOLIO

      AIM High Income Municipal Fund

                                  SCHEDULE A-2
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                (CLASS B SHARES)

      AIM COMBINATION STOCK & BOND FUNDS

      PORTFOLIOS

      AIM Core Stock Fund
      AIM Total Return Fund

      AIM COUNSELOR SERIES TRUST

      PORTFOLIOS

      AIM Advantage Health Sciences Fund
      AIM Multi-Sector Fund

      AIM SECTOR FUNDS

      PORTFOLIOS

      AIM Energy Fund
      AIM Financial Services Fund
      AIM Gold & Precious Metals Fund
      AIM Health Sciences Fund
      AIM Leisure Fund
      AIM Technology Fund
      AIM Utilities Fund

      AIM STOCK FUNDS

      AIM Dynamics Fund
      AIM Mid Cap Stock Fund
      AIM Small Company Growth Fund